UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 11, 2006
                                                         ----------------

                               CYTOGEN CORPORATION
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-14879                22-2322400
-----------------------------   ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

 650 College Road East, CN 5308, Suite 3100, Princeton, NJ          08540
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        (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On October 11, 2006, Cytogen Corporation ("Cytogen") announced the execution of a license agreement with InPharma AS ("InPharma") granting Cytogen exclusive rights for CAPHOSOL(R) in North America. CAPHOSOL, a topical oral agent, is a prescription medical device indicated in the U.S. as an adjunct to standard oral care in treating oral mucositis caused by radiation or high dose chemotherapy. CAPHOSOL is also indicated for dryness of the mouth (hyposalivation) or dryness of the throat (xerostomia) regardless of the cause or whether the conditions are temporary or permanent.

     Under the terms of the agreement, InPharma will receive upfront fees of $5 million upon the closing of the transaction and an additional $1 million payment after six months. In addition, InPharma will receive royalties and sales-based milestone payments. The transaction also provides Cytogen with the option to acquire the rights to CAPHOSOL for the European and Asian markets.

     Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the related press release of Cytogen, dated October 11, 2006.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      Exhibit No.       Description
      -----------       -----------

         99.1           Press Release of Cytogen dated October 11, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION



                                        By:/s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer

Dated:   October 13, 2006

                                  EXHIBIT INDEX


      Exhibit No.       Description
      -----------       -----------

         99.1           Press Release of Cytogen dated October 11, 2006